UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 9, 2022

Medicine Man Technologies, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	000-55450	46-5289499
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4880 Havana Street, Suite 201 Denver, Colorado	80239
(Address of Principal Executive Offices)	(Zip Code)

(303) 371-0387
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange On Which Registered
Not applicable	Not applicable	Not applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 2.01. Completion of Acquisition or Disposition of Assets.

On February 9, 2022, Medicine Man Technologies, Inc. (the “Company”) completed the previously announced merger of the Company’s wholly-owned subsidiary Emerald Fields Merger Sub, LLC (“Merger Sub”) with and into MCG, LLC (“Target”), with the Merger Sub continuing as the surviving entity (the “Merger”), pursuant to the terms of the Agreement and Plan of Merger, dated November 15, 2021 (as amended by the Amendment (as defined below), collectively the “Merger Agreement”) by and among (i) the Company; (ii) Merger Sub; (iii) Target; (iv) Target’s owners (collectively, the “Members”); and (v) Donald Douglas Burkhalter and James Gulbrandsen in their capacity as the Member Representatives under the Merger Agreement. In the Merger, the Company acquired Target’s two retail marijuana dispensaries located in Manitou Springs, Colorado and Glendale, Colorado.

As adjusted for estimated Target working capital, indebtedness and non-reimbursable transaction expenses as of the closing, the aggregate closing consideration for the Merger was $29 million consisting of: (i) $16,008,000 in cash; (ii) 6,547,239 shares of the Company’s common stock issued to the Members at a price of $1.63 per share (the “Mission Shares”); and (iii) an aggregate of $2,320,000 was held back as collateral for potential claims for indemnification from the Members and Target under the Merger Agreement as follows: (y) $1,392,000 in cash (“Escrowed Cash”) and (z) 569,325 shares of the Company’s common stock (“Escrowed Shares,” and together with the Escrowed Cash, the “Escrowed Consideration”). The Escrowed Consideration was deposited with an escrow agent and any Escrowed Consideration not used to satisfy indemnification claims will be released as follows: (i) 50% of the Escrowed Consideration will be released on February 9, 2023, with such amount being paid from the Escrowed Cash first; and (ii) 50% of the Escrowed Consideration will be released on August 9, 2023. The Company funded the cash portion of the closing consideration from cash on hand. In addition, the Company reimbursed approximately $723,000 of Target’s expenses incurred in connection with the Merger. The Merger consideration is subject to post-closing adjustment to reflect Target’s actual working capital, indebtedness and non-reimbursable transaction expenses as of the closing.

In connection with the Merger, also on February 9, 2022, the Company, Merger Sub, Target, the Members and Donald Douglas Burkhalter and James Gulbrandsen in their capacity as the Member Representatives under the Merger Agreement entered into Amendment No. 1 to Agreement and Plan of Merger (the “Amendment”), to (i) make a clarifying change to one of the post-closing adjustment provisions; (ii) waive the obligation under the Merger Agreement to enter into a Brand Partnership Agreement at closing of the Merger, (iii) waive the escrow related to the outcome of the Manitou Springs special mail ballot election given that the election was held on January 18, 2022, (iv) provide for a special indemnity for certain matters disclosed by Target in connection with the Merger, and (v) provide that the Company and Merger Sub waive the right to indemnification with respect to certain matters disclosed by Target in connection with the Merger.

The Company entered into a lock-up agreement with the beneficial owners of the Mission Shares providing limitations on the resale of the Mission Shares.

In addition, at the closing of the Merger and pursuant to the Merger Agreement, Merger Sub (i) acquired the real property associated with Target’s medical marijuana dispensary located in Manitou Springs, Colorado for $750,000 in cash under a Contract to Buy and Sell Real Estate (Commercial), dated January 26, 2022 and as subsequently amended, by and between Merger Sub and Manitou Springs Real Estate Development, LLC (the “RE Seller”), an entity affiliated with Target (the “Real Estate Purchase Agreement”); the Company is obligated to pay an additional $250,000 as purchase consideration to the RE Seller’s owners if the RE Seller successfully resolves certain encroachment issues related to the purchased real property on or before February 8, 2023, and (ii) acquired certain non-cannabis assets of 1508 Management, LLC, an entity affiliated with Target, pursuant the terms of a Bill of Sale and Assignment and Assumption Agreement, dated February 9, 2022, by and between Merger Sub and 1508 Management, LLC (the “Bill of Sale”).

The Company previously reported the terms of the Merger Agreement and the transactions contemplated thereby in Item 1.01 of the Company’s Current Report on Form 8-K filed on November 18, 2021. The foregoing description of the Merger, the Merger Agreement, the Amendment, the Real Estate Purchase Agreements, and the Bill of Sale does not purport to be complete and is qualified in its entirety by reference to the copies of the Merger Agreement, the Amendment and the Real Estate Purchase Agreements, and the Bill of Sale attached hereto as Exhibits 2.1, 2.2, 2.3, 2.4, 2.5, 2.6 and 2.7 and incorporated by reference herein

2

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated into this Item 3.02 by reference.

The issuances of the Mission Shares was exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) of the Securities Act and Securities Act Rule 506(b). The Company issued such shares in a privately negotiated transaction with accredited and sophisticated investors, and such shares were acquired for the recipients’ own accounts for investment purposes. A legend was placed on the certificates representing shares of common stock referencing the restricted nature of the shares.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 9, 2022, the Company’s Board of Directors (the “Board”) appointed (i) Paul Montalbano as a Class A director and (ii) Pratap Mukharji as a Class B director, each to fill existing vacancies on the Board. The Board has not yet determined which Board committees Messrs. Montalbano and Mukharji will be appointed to.

Mr. Montalbano will serve until his term expires at the Company’s 2022 annual meeting of stockholders and until a successor is elected and qualified, or until his earlier death, resignation or removal. Mr. Mukharji will serve until his term expires at the Company’s 2023 annual meeting of stockholders and until a successor is elected and qualified, or until his earlier death, resignation or removal.

The Company’s current policy is to award each director an annual grant of shares of the Company’s common stock worth $50,000 and the Company expects to make such awards to Messrs. Montalbano and Mukharji in the future.

Dr. Paul Montalbano, age 55, is a private practicing neurosurgeon in Boise, Idaho. He is still actively practicing medicine specializing in complex spinal reconstruction. Dr. Montalbano is a partner in the company Neuroscience Associates under which he practices medicine. He became a partner there in 2000. Before joining Neuroscience Associates, Dr. Montalbano was finishing his residency at the University of South Florida located in Tampa, Florida. His residency lasted from 1994-2000. Dr. Montalbano received a Bachelor of Science from Loyola University of Chicago and his M.D. from Northwestern University. Since 2012, Dr. Montalbano has served on the board of Treasure Valley Hospital in Boise, ID. Dr. Montalbano serves on the medical executive, governing and financial board of Treasure Valley. He is also the director of neurosurgery of Treasure Valley where he also serves on the Neurosurgery Center of Excellence committee. The Company and the Board believe that his significant experience with private healthcare companies qualifies him to serve on the Board.

Dr. Montalbano was designated for appointment to the Board by Dye Capital Cann Holdings II, LLC (“Dye Cann II”) pursuant the terms of the letter agreement between the Company and Dye Cann II dated December 16, 2020 (the “Cann II Agreement”), which provides that, for as long as Dye Cann II meets the Ownership Threshold (as defined in the Cann II Agreement), the Company shall take all actions to ensure that two individuals designated by Dye Cann II shall be appointed to the Board if the Board consist of more than five members. The Company previously reported the terms of the Cann II Agreement in the Company’s Current Report on Form 8-K filed December 23, 2020 and attached a copy of the Cann II Agreement as Exhibit 10.3 thereto, and such disclosure and exhibit are incorporated by reference herein.

Pratap Mukharji, age 61, served as a director of the Company between January and December 2021 (as previously reported, he resigned as a director on December 13, 2021). Prior to joining the Company, Mr. Mukharji had a successful career as a senior partner and director at Bain & Company, a global management consulting company, from 2015 to 2020, where he led its Supply Chain and Service Operations practice. Mr. Mukharji retired in May 2020, and he currently serves as an Executive in Residence at the Fuqua School of Business at Duke University. During his time at Bain, Mr. Mukharji gained robust experience in the industrial and retail industries, and he also served in various leadership roles addressing corporate strategy and growth opportunities, mergers and acquisitions, operational efficiencies and cost savings, corporate record review and management, omnichannel, and e-commerce efforts across multiple industries. Prior to joining Bain & Company, Mr. Mukharji worked at Kearney and Booz-Allen & Hamilton Mr. Mukharji received a BA in Economics from Haverford College and an MBA from the Fuqua School of Business at Duke University, where he earned the distinction of Fuqua Scholar. During his career, Mr. Mukharji has also served as an advisor to a number of small and large capitalized companies and advised them on identifying and executing growth opportunities. The Company and the Board believe that his significant experience through consulting, analyzing company financial statements, as well as his experience conducting M&A transactions qualifies him to serve on the Board.

3

Mr. Mukharji was designated for appointment to the Board by Brian Ruden and Naser Joudeh pursuant to the terms of the Omnibus Amendment No. 2 to Asset Purchase Agreements, dated December 17, 2020, among the Company and the sellers party thereto (the “StarBuds Agreement”), which provides that, for as long as the Sellers and Members (each, as defined in the StarBuds Agreement) meet specified ownership thresholds, the Company is required to recommend to the Board that Brian Ruden and Naser Joudeh jointly be permitted to designate three directors to the Board if the Board consistent of seven or more members. The Company previously reported the terms of the StarBuds Agreement in the Company’s Current Report on Form 8-K filed December 23, 2020 and attached a copy of the Omnibus Amendment No. 2 as Exhibit 2.1 thereto, and such disclosure and exhibit are incorporated by reference herein.

On December 7, 2021, Mr. Mukharji purchased one of the Company’s 13% senior secured convertible notes due December 7, 2026 with a principal amount of $200,000 for $196,000, reflecting a 2% original issue discount, in the Company’s private placement of such notes, on the same terms as the other investors. The Company previously reported the terms of the private placement and the notes in its Current Report on Form 8-K filed on December 9, 2021 and attached copies of the form of note and relevant transaction documents, and such disclosures and copies are incorporated by reference herein. Mr. Mukharji is a passive, minority part owner of each of Dye Capital Cann Holdings, LLC and Dye Cann II, entities controlled by Justin Dye, the Company’s Chief Executive Officer, one of its directors and the largest beneficial owner of the Company’s common stock, with which the Company previously has entered into various transactions. Mr. Mukharji does not control any of these entities nor does he beneficially own any of the securities held by these entities.

Item 7.01. Regulation FD Disclosure.

On February 10, 2022, the Company issued a press release announcing the closing of the Merger Agreement (as defined in Item 8.01). A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The information under Item 7.01 of this Current Report on Form 8-K and the press release attached as Exhibit 99.4 are being furnished by the Company pursuant to Item 7.01. In accordance with General Instruction B.2 of Form 8-K, the information under Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. In addition, this information shall not be deemed incorporated by reference into any of the Company’s filings with the Securities and Exchange Commission, except as shall be expressly set forth by specific reference in any such filing.

Item 8.01. Other Events.

The following is biographical information for the director indicated.

Jonathan Berger, age 62, is the retired CEO of Great Lakes Dredge & Dock, Inc. (GLDD Nasdaq).  In addition to having been a director of GLDD he was also a director of Boise Paper, Inc. a New York Stock Exchange listed company where he previously served as both chair of the audit and compensation committees. He is currently a director of Alloy - a privately held specialty environmental contractor and Partner with Genesis Business Humanity, a boutique advisory firm helping bring Israeli tech companies to the US. Jon was a partner in KPMG, the international accounting and consulting firm where he ran their corporate finance practice unit on a national level. He previously held a CPA license and securities licenses 7, 24, 63. He received a BS in Human Development from Cornell University and an MBA from Emory University.

4

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

Any financial statement information required under this Item 9.01 will be filed by amendment to the original Current Report on Form 8-K no later than 71 calendar days after the date on which this Current Report on Form 8-K was required to be filed.

(b) Pro Forma Financial Information

Any pro forma financial information required under this Item 9.01 will be filed by amendment to the original Current Report on Form 8-K no later than 71 calendar days after the date on which this Current Report on Form 8-K was required to be filed.

(d) Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated November 15, 2021, by and among Medicine Man Technologies, Inc., Emerald Fields Merger Sub, LLC, MCG, LLC, the Members of MCG, LLC, and Donald Douglas Burkhalter and James Gulbrandsen as Member Representatives. (Incorporated by reference to Exhibit 2.1 to Medicine Man Technologies, Inc.’s Current Report on Form 8-K filed November 15, 2021 (Commission File No. 000-55450)
2.2	Amendment No. 1 to Agreement and Plan of Merger, dated February 9, 2022, by and among Medicine Man Technologies, Inc., Emerald Fields Merger Sub, LLC, MCG, LLC, the Members of MCG, LLC, and Donald Douglas Burkhalter and James Gulbrandsen as Member Representatives.
2.3	Contract to Buy and Sell Real Estate (Commercial), dated January 26, 2022, by and between Emerald Fields Merger Sub, LLC and Manitou Springs Real Estate Development, LLC
2.4	Rider to Contract to Buy and Sell Real Estate by and between Emerald Fields Merger Sub, LLC and Manitou Springs Real Estate Development, LLC
2.5	Amendment to Rider to Contract to Buy and Sell Real Estate by and between Emerald Fields Merger Sub, LLC and Manitou Springs Real Estate Development, LLC
2.6	Second Amendment to Rider to Contract to Buy and Sell Real Estate by and between Emerald Fields Merger Sub, LLC and Manitou Springs Real Estate Development, LLC
2.7	Bill of Sale and Assignment and Assumption Agreement, dated February 9, 2022, by and between Emerald Fields Merger Sub, LLC and 1508 Management, LLC.
99.1	Press Release, dated January 26, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

6

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDICINE MAN TECHNOLOGIES, INC.

	By:	/s/ Daniel R. Pabon
Date: February 15, 2022		Daniel R. Pabon General Counsel

7